Exhibit 1.1

3,000,000 Shares

CORPORATE OFFICE PROPERTIES TRUST

7.625% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest
(Liquidation Preference $25.00 Per Share)

UNDERWRITING AGREEMENT

July 13, 2006

WACHOVIA CAPITAL MARKETS, LLC
AG EDWARDS & SONS, INC.
RBC DAIN RAUSCHER INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
ROBERT W. BAIRD & CO. INCORPORATED
AND

Wachovia Capital Markets, LLC
As Representative of the several Underwriters,
c/o Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288

Dear Sirs:

1.             Introductory.  Corporate Office Properties Trust, a Maryland real estate investment trust (“Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 3,000,000 (“Firm Securities”) of its 7.625% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest (Liquidation Preference $25.00 Per Share), par value $.01 per share (the “Securities”), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 450,000 additional shares (“Optional Securities”) of its Securities as set forth below.  The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.”  The Company and Corporate Office Properties, L.P., a Delaware limited partnership (“Operating Partnership”), hereby agree with the Underwriters as follows:

2.             Representations and Warranties of the Company and the Operating Partnership.  The Company and the Operating Partnership jointly and severally represent and warrant to, and agree with, the Underwriters that:

(a)           A registration statement (No. 333-108785) relating to the Offered Securities being sold by the Company, including a base prospectus, has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (“Act”) and such registration statement (“registration statement”) has been declared effective.  For purposes of this Agreement, “Effective Time” means the date and time as of which the registration statement was declared effective by the Commission.  “Effective Date” with respect to the registration statement means the date of the Effective Time thereof.  The registration statement, as amended at its Effective Time, including all material incorporated by reference therein, pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the registration statement as of its Effective Time pursuant to Rule 430(B) (“Rule 430(B)”) under the Act, is hereinafter referred to as a

“Registration Statement.”  Any Registration Statement filed by the Company pursuant to Rule 462(b) of the Act is hereinafter called the “Rule 462(b) Registration Statement” and from and after the date and time of filing the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  The base prospectus, together with the final prospectus supplement setting forth the final terms of the offering, sale and plan of distribution of the Offered Securities, as filed with the Commission pursuant to and in accordance with Rule 430B and Rule 424(b) (“Rule 424(b)”) under the Act and as included in the Registration Statement, including all material incorporated by reference in such prospectus, are hereinafter referred to as the “Prospectus.”  The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended or supplemented pursuant to a preliminary prospectus supplement filed with the Commission pursuant to and in accordance with Rule 424(b) and Rule 430B from time to time until the date of the Prospectus is referred to in this Agreement as the “Preliminary Prospectus.”  For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Securities.  “Time of Sale Information” shall mean the Preliminary Prospectus together with the free writing prospectuses, if any, each identified in Schedule II hereto.  All references in this Agreement to the Registration Statement, a Preliminary Prospectus, the Prospectus or the Time of Sale Information, or any amendments or supplements to any of the foregoing, shall be deemed to refer to and include any documents included therein or deemed to be incorporated by reference therein, and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  The Company meets the requirements for the use of Form S-3 under the Act and the Registration Statement meets the requirements of, and complies in all material respects with, Rule 415(a)(1)(x) under the Act.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the rules and regulations of the Commission under the Act (the “Rules and Regulations”) to be a part of or included in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”) which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

(b)           On the Effective Date of the Registration Statement, at the effective time of any amendment to the Registration Statement, and at the time the most recent Annual Report on Form 10-K was filed, and at each deemed effective date (the “deemed effective date”) with respect to the Underwriters pursuant to Rule 430(B)(f)(2) under the Act,  the Registration Statement (and with respect to each deemed effective date, the part of the Registration Statement relating to the Offered Securities) complied as to form in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time of filing of each of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) and at the First Closing Date, each of the Preliminary Prospectus and the Prospectus will comply as to form, in all material respects, to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.  The Time of Sale Information does not, and will not at the time of sale of the Offered Securities and at the First Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Information based upon written information furnished to the Company by the Underwriters specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.  Each Preliminary Prospectus, the Prospectus and Issuer Free Writing Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c)           Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Act and the Rules and Regulations.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriters, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus supplement deemed to be a part thereof that has not been superseded or modified.  The Company has not made any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.  The Company has retained in accordance with the Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act.  The Company has taken all actions necessary so that any “road show” (as defined in Rule 433) in connection with the offering of the Offered Securities will not be required to be filed pursuant to the Act.

(d)           The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Act) of the Securities, is not on the date hereof and will not be on the applicable Closing Date (as defined below) an “ineligible issuer” (as defined in Rule 405).

(e)           The Prospectus shall incorporate by reference the most recent Annual Report of the Company and the Operating Partnership on Form 10-K filed with the Commission and each Quarterly Report of the Company and the Operating Partnership on Form 10-Q and each Current Report of the Company and the Operating Partnership on Form 8-K filed with the Commission since the filing of the Annual Report.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, at the time they were or hereafter are filed with the Commission, complied and shall comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Prospectus and Time of Sale Information, at

(a) the time the Registration Statement became effective, (b) the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Offered Securities in this offering, and (c) the Closing Date, did not and shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Operating Partnership is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Offered Securities.

(g)           No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction.  No order preventing or suspending the use of the Preliminary Prospectus or the Prospectus has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction.

(h)           The Company has been duly organized and is an existing real estate investment trust in good standing under the laws of the State of Maryland, with power and authority as a real estate investment trust to own its properties and conduct its business as described in the Prospectus and the Time of Sale Information; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on (i) the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole, (ii) the issuance or validity of the Offered Securities or (iii) the consummation of any of the transactions contemplated by this Agreement to be performed by the Company and/or the Subsidiaries (individually or collectively, a “Material Adverse Effect”).

(i)            Each subsidiary of the Company listed on Schedule III hereto (each, a “Subsidiary” and collectively the “Subsidiaries”) has been duly organized and is validly existing as a corporation, limited partnership or other legal entity, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Time of Sale Information; and each Subsidiary is duly qualified to do business as a foreign corporation, limited partnership or other legal entity, as the case may be, in good standing in all other jurisdictions in which such Subsidiary’s ownership or lease of property or the conduct of such Subsidiary’s business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.  The issued and outstanding common and preferred units of limited partnership interest in the Operating Partnership (“Units”) and other equity interests, as the case may be, of each of the Company’s other Subsidiaries have been duly authorized and validly issued, are, with respect to corporate Subsidiaries, fully paid and nonassessable and, except as otherwise set forth in the Prospectus and the Time of Sale Information or reflected in the financial statements contained in, or incorporated by reference in, the Prospectus and the Time of Sale Information, are owned beneficially by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims, except for security interests, liens, encumbrances, equities or claims pursuant to the terms of a bona fide financing transaction.

(j)            Complete and correct copies of the declaration of trust and of the bylaws of the Company, the certificate of limited partnership and agreement of limited partnership of the Operating Partnership and the charter documents, partnership agreements and other organizational documents of the other Subsidiaries, as applicable, and all amendments thereto as have been requested by the Underwriters or their counsel have been delivered to the Underwriters or their counsel.  As of the Closing Date (as hereinafter defined), the partnership agreement of the Operating Partnership, as amended, will have been duly authorized, executed and delivered by the Company, as the general partner and as a limited partner and (assuming it has been duly authorized, executed and delivered by each of the other parties thereto, and is a legal, valid and binding agreement of each such other party) in full force and effect, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought and (iii) the provisions of the Delaware Revised Uniform Limited Partnership Act.

(k)           The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and the Time of Sale Information.  All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable.  The Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as hereinafter defined), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Registration Statement, the Prospectus, the Time of Sale Information and the description contained in the articles supplementary determining the terms of the Offered Securities (“Articles Supplementary”) and at the First Closing Date (as hereinafter defined) and Optional Closing Date (as hereinafter defined), such description will be, complete and accurate in all material respects; the shareholders of the Company have no preemptive rights with respect to the Offered Securities; and, no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

(l)            Except for the Company Registration Rights Agreements (as defined below), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Registration Statement or in any other registration statement filed by the Company under the Act.  Any notices required to be given under the Company Registration Rights Agreements were given and no person with rights thereunder, has exercised any such rights.  The “Company Registration Rights Agreements” shall mean, collectively:  (i) the Amended and Restated Registration Rights Agreement, dated March 16, 1998, of Corporate Office Properties Trust for the benefit of Holders of the Partnership Units and Preferred Units of Corporate Office Properties, L.P. and Holders of Common Shares of Beneficial Interest of Corporate Office Properties Trust; and (ii) the Registration Rights Agreement, dated January 25, 2001 of Corporate Office Properties Trust for the benefit of Barony Trust Limited.

(m)          Except as disclosed in the Time of Sale Information and the Prospectus or as provided in this Agreement, or not disclosed because not material, the Company and its Subsidiaries do not have outstanding, and at the First Closing Date and Optional Closing Date will not have outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any shares of beneficial interest of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such shares of beneficial interest or any such convertible or exchangeable securities or obligations (except for options issued subsequent to December 31, 2003 under the Company’s established stock option plans), or (C) obligations of the Company or any such Subsidiary to issue any shares of beneficial interest, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.  The form of share certificates to be used to evidence the Securities will be in due and proper form and will comply, in all material respects, with all applicable legal requirements.  Other than shares of beneficial interest of the Company issuable (i) upon exercise of share options pursuant to the Company’s stock-based plans for its employees and trustees, or (ii) upon the redemption of Units, no shares of beneficial interest of the Company are reserved for any purpose, except as disclosed in the Prospectus and the Time of Sale Information.

(n)           The execution, delivery and performance of this Agreement by the Company and the Operating Partnership, the issuance, offering and sale of the Offered Securities to the Underwriters by the Company pursuant to this Agreement, the execution and recording of the Articles Supplementary by the Company and the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated to be performed by the Company and the Operating Partnership do not (i) require any material governmental license, permit, consent, approval, authorization or other order of, registration, filing or qualification with, any court or governmental body or agency (except for the filing of the Articles Supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”), which filing with the SDAT will be made prior to the First Closing Date, and except such as have been obtained or may be required under the Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), securities, blue sky or real estate syndication laws of the various states, the bylaws and rules of the National Association of Securities Dealers, Inc. (“NASD”) or the requirements of the New York Stock Exchange, Inc. (“NYSE”)), (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether with or without the giving of notice or passage of time or both, would constitute a default under any of the foregoing), or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter, declaration of trust, bylaws, partnership agreement or other organizational document of the Company or any of the Subsidiaries or in the performance or observance of any obligation, covenant, agreement or condition contained in any indenture, loan agreement, mortgage, bond, debenture, note agreement, joint venture or partnership agreement, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound or, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order, statute, administrative regulation or decree of any court or any governmental body or agency (foreign or domestic) having jurisdiction over the Company, any of the Subsidiaries or their respective property, in each case except for liens, charges, encumbrances, breaches, violations, defaults, rights to terminate or accelerate obligations, or conflicts, the imposition or occurrence of which would not have a Material Adverse Effect.

(o)           Each of the Company and the Operating Partnership has full trust or partnership power, as the case may be, to enter into this Agreement, and to carry out all of the terms and provisions hereof to be carried out by them.  This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership, and constitutes a valid and binding agreement of each of the Company and the Operating Partnership, and assuming due authorization, execution and delivery by the Underwriters, is enforceable against the Company and the Operating Partnership, in accordance with the terms hereof subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.  The Articles Supplementary have been duly and validly authorized, executed and delivered by the Company, and are in full force and effect, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

(p)           When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, the Company and each of its Subsidiaries will have good and marketable title in fee simple to all items of real property and valid title to all personal property and assets owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as where the failure to have such title would not result in a Material Adverse Effect or materially and adversely affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary (except in each case liens securing indebtedness of the Company or its Subsidiaries as reflected in its financial statements included in the Prospectus, the Registration Statement and the Time of Sale Information or mortgage indebtedness incurred by the Company in the ordinary course of its business), and any real property and buildings held under lease by the Company or any such Subsidiary will be held under valid, subsisting and enforceable leases, except where the invalidity, non-subsistence or non-enforceability would not result in a Material Adverse Effect or materially interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus and the Time of Sale Information.  To the knowledge of the Company and the Operating Partnership, except as disclosed in the Prospectus and the Time of Sale Information:  (i) no lessee of any portion of the properties is in material default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except in each case such defaults that would not have a Material Adverse Effect; (ii) the current use and occupancy of each of the properties complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (iii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the properties except such proceedings or actions that would not have a Material Adverse Effect.

(q)           The Company and its Subsidiaries possess adequate certificates, authorities, consents, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, have complied, in all material respects, with the laws, regulations and orders known by them to be applicable to them or their respective businesses and properties and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, consents, authorizations or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(r)            No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is threatened or imminent that might have a Material Adverse Effect.

(s)           The Company and its Subsidiaries own, possess, license or can acquire on reasonable terms, adequate trademarks, trade names, licenses, and other rights to inventions, know-how, patents, copyrights, confidential or proprietary information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(t)            Except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (A) to the knowledge of the Company, after due inquiry, neither the Company nor any of the Subsidiaries has violated (i) any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) (and the Company and the Subsidiaries are in compliance with all requirements of applicable permits, licenses, approvals or other Authorizations issued pursuant to Environmental Laws), (ii) any provisions of the Employee Retirement Income Security Act of 1974, as amended or (iii) any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder; (B) to the knowledge of the Company, after due inquiry, none of the Company or the Subsidiaries has caused or suffered to occur any Release (as hereinafter defined) of any Hazardous Substance (as hereinafter defined) into the Environment (as hereinafter defined) on, in, under or from any property, and no condition exists on, in, under or adjacent to any property that would reasonably be expected to result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as hereinafter defined), under any Environmental Law; (C) none of the Company or the Subsidiaries has received any written notice of a material claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any property; (D) none of the Company or any of the Subsidiaries has actual knowledge of, or received any written notice from any Governmental Authority (as hereinafter defined) claiming, any material violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any property; and (E) no property now or heretofore owned or leased by the Company or any of the Subsidiaries is included or, to the knowledge of the Company and the Subsidiaries, after due inquiry, proposed for inclusion on, and no property operated by the Company or any of the Subsidiaries, to the knowledge of the Company and the Subsidiaries, is included or proposed for inclusion on, the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the “EPA”), or included on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Company and the Subsidiaries has actual knowledge that any property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Company and the Subsidiaries, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

As used herein, “Hazardous Substance” shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. § 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. § 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. § 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. § 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. § 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. § 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environment or of human health from environmental effects; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing and containing a residue of any Hazardous Substance.

(u)           To the knowledge of the Company, none of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

(v)           Except as disclosed in the Prospectus and the Time of Sale Information, after due inquiry, there are no pending actions, suits or proceedings against or, to the knowledge of the Company, affecting the Company, any of its Subsidiaries or any of their respective properties or any of their respective officers or trustees that, if determined adversely to the Company or any of its Subsidiaries or any of their respective officers or trustees, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Offered Securities and/or are required to be described in the Registration Statement or Prospectus; and, to the knowledge of the Company, no such actions, suits or proceedings are threatened or contemplated, in each case, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, having jurisdiction over the Company, any of its Subsidiaries or assets; and no contract, statute, regulation or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

(w)          The consolidated financial statements and schedules and notes thereto of the Company and its consolidated Subsidiaries included in the Registration Statement, the Prospectus and the Time of Sale Information comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and Item 301 of Regulation S-K promulgated by the Commission and fairly present the financial position of the Company and its consolidated Subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified.  Such financial statements, schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).  The selected financial data set forth under the caption “Selected Financial Information” in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.  No other financial statements (or schedules) of the Company or any predecessor of the Company are required by the Act to be included in the Registration Statement, the Prospectus or the Time of Sale Information.

(x)            PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Prospectus and the Time of Sale Information, is an independent registered public accounting firm as required by the Act and the Exchange Act.

(y)           Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Time of Sale Information and prior to the First Closing Date, (i) neither the Company nor any of its Subsidiaries has sustained any material casualty loss, condemnations or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (ii) there has not been any material adverse change, or any development or event that would be reasonably likely to result in a material adverse change, in the condition (financial or otherwise), management, business, properties, prospects, net worth, or results of operations of the Company or any of its Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus and the Time of Sale Information and (iii) except as disclosed in or contemplated by the Prospectus and the Time of Sale Information or otherwise consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(z)            The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus and the Time of Sale Information, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(aa)         The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Offered Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(bb)         The Company has not distributed and, prior to the later of (i) the First Closing Date and (ii) the completion of the distribution of the Offered Securities, will not distribute any offering material in connection with the offering and sale of the Offered Securities other than the

Registration Statement or any amendment thereto the Preliminary Prospectus, or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act and the Rules and Regulations.

(cc)         Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Time of Sale Information, except as described in the Prospectus and the Time of Sale Information, (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business; (2) the Company has not purchased any of its outstanding shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest except in the ordinary course of business consistent with past practices; and (3) there has not been any material change in the capitalization, equity, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, except in each case as described in or contemplated by the Prospectus and the Time of Sale Information.

(dd)         The Company and each of its Subsidiaries are insured by property, title, casualty and liability insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in Material Adverse Effect, except in such instances where the tenant is carrying such insurance or the tenant is self-insuring such risks and except as described in or contemplated by the Prospectus and the Time of Sale Information.

(ee)         No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the equity interest in such Subsidiary held by the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus and the Time of Sale Information or pursuant to the terms of its outstanding securities or a bona fide financing transaction.

(ff)           The Company and each of its Subsidiaries has filed all foreign, federal, state and local income tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus and the Time of Sale Information or which would not result in a Material Adverse Effect.

(gg)         Commencing with the Company’s taxable year ended December 31, 1992, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a REIT.  All statements in the Prospectus regarding the Company’s qualification as a REIT are true, complete and correct in all material respects.

(hh)         Except for the shares of capital stock or other equity interests of each of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus and the Time of Sale Information.

(ii)           The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets, financial and corporate books and records is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(jj)           Neither the Company nor any of the Subsidiaries is in breach or violation of its respective declaration of trust, charter, bylaws, partnership agreement or other organizational document, as the case may be, or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, bond, debenture, note agreement, joint venture or partnership agreement, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound (and there is no event which, whether with or without the giving of notice, or passage of time or both, would constitute a default under any of foregoing), where such breach, violation or default would have a Material Adverse Effect.

(kk)         Since January 1, 1998, the Company has timely filed all documents required to be filed by it under the Exchange Act.

(ll)           No relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the trustees, directors, officers, shareholders, customers or suppliers of the Company or the Subsidiaries on the other hand, which is required by the Act or the rules of the NASD to be described in the Registration Statement and the Prospectus which is not so described.

(mm)       There are no contracts, agreements, letters of intent, understandings or any other documents relating to the pending acquisition of any real property by the Company or the Operating Partnership that are required to be disclosed in the Prospectus and that are not so disclosed.

(nn)         The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and, as of the end of the Company’s most recent fiscal quarter, such disclosure controls and procedures were effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Trustees of the Company have been advised of: (i) any material weakness or significant deficiency in the design or operation of internal controls over financial reporting that is reasonably likely to have a material effect on the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls over financial reporting; and since the end of the Company’s most recently completed fiscal quarter, there have been no changes in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

3.             Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Company, at a purchase price of $24.2125 per share, the Firm Securities, the respective number of shares of firm Securities set forth opposite the names of the Underwrites in Schedule I hereto.  In order to meet the requirements for listing the Offered Securities on the NYSE, the Underwriters undertake to sell (i) the Offered Securities to ensure a minimum of 100 beneficial holders with a minimum of 100,000 Offered Securities outstanding and (ii) sufficient Offered Securities so that following the offering of the Offered Securities, the Offered Securities have a minimum aggregate market value of at least $2.0 million.

The Company will deliver the Firm Securities, with transfer taxes thereon duly paid, to the Representative in book entry form through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriters against payment of the purchase price in Federal (same day) funds by wire transfer to an account of the Company at Wachovia Bank in Baltimore, Maryland, in connection with the closing of such transactions, at the office of Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, at 11:00 A.M., New York time, on July 20, 2006, or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the “First Closing Date.”  For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering.  As used herein, “business day” means a day on which the NYSE is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

In addition, upon written notice from the Representative given to the Company from time to time (but on not more than two separate occasions) not more than 30 days subsequent to the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day), the Underwriters may purchase all or less than all of the Optional Securities at the per share purchase price (including any accumulated dividends thereon to the related Optional Closing Date (as hereinafter defined) to be paid for the Firm Securities; provided that the purchase price for any Optional Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on such Optional Securities.  The Underwriters shall not be under any obligation to purchase any of the Optional Securities prior to the exercise of such option. If any Optional Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Operational Securities (subject to such adjustments as the Underwriters may determine to avoid fractional shares) that bears the same proportion to the total number of Optional Securities to be purchased by the Underwriters as the number of Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Securities.  Such Optional Securities shall be purchased for the account of the Underwriters and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities.  No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.  The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date,” which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representative but shall be not later than five (5) full business days after written notice of election to purchase Optional Securities is given.  The Company will deliver the Optional Securities being purchased, with transfer taxes thereon duly paid, to the Representative in book entry form through the facilities of the DTC on each Optional Closing Date for the account of the Underwriters against payment of the purchase price in federal (same day) funds by wire transfer to an account of the Company, in connection with the closing of the transactions, at the above office.  Prior to each Optional Closing Date, the Company will also deliver the form of fully registered global certificate that will be deposited with DTC for the Optional Securities that the Underwriters have agreed to purchase hereunder.

4.             Offering by Underwriter.  It is understood that the Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

5.             Certain Agreements of the Company and the Operating Partnership.  The Company and the Operating Partnership agree with the several Underwriters that:

(a)           The Company will file the final Prospectus with the Commission pursuant to and in accordance with subparagraph (5) of Rule 424(b) as soon as practicable after the date of this Agreement.  The Company will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).  The Company will file any Issuer Free Writing Prospectus to the extent required by Rule 433 of the Act.

(b)           The Company will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement as filed or the related Preliminary Prospectus or Prospectus and will not effect such amendment or supplementation without the Underwriters’ consent which shall not be unreasonably withheld.  The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriters or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Preliminary Prospectus or Prospectus that may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible.  The Company will also advise the Underwriters promptly of the effectiveness of the Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Preliminary Prospectus or Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)           The Company will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof and, if requested by the Underwriters, to confirm such advice in writing, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Registration Statement filed under Rule 462(b) (“Rule 462(b)”) under the Act or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Preliminary Prospectus or Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, (iv) the effectiveness of any amendment to the Registration Statement or any Rule 462(b) Registration Statement, the transmittal to the Commission for filing of any Prospectus or other supplement or amendment thereto to be filed pursuant to the Act, any request made by the Commission for amending the Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any preliminary prospectus or the Prospectus or for additional information or (v) the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement, Preliminary Prospectus, Prospectus or Time of Sale Information untrue or which requires any additions to or changes in the foregoing in order to make the statements therein not misleading.  The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal or lifting thereof as promptly as possible.

(d)           At any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act in connection with sales by the Underwriters or dealer, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act to the extent necessary to permit the continuance of sales of or dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, (ii) will not file with the Commission the Preliminary Prospectus, or the Prospectus, any amendment or supplement thereto or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Underwriters shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriters shall not have given their consent which shall not be unreasonably withheld, and (iii) if any event occurs as a result of which the Preliminary Prospectus, Prospectus or Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Preliminary Prospectus or Prospectus to comply with the Act, will promptly notify the Underwriters of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Underwriters’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(e)           As soon as practicable, but not later than the Availability Date (as hereinafter defined), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act.  For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(f)            The Company will furnish, without charge, to the Underwriters copies of each Preliminary Prospectus and Prospectus included in the Registration Statement, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act in connection with sales by the Underwriters or dealer, the Prospectus and all amendments and supplements to such documents (in each case including exhibits thereto), in each case in such quantities as the Underwriters request.  Unless otherwise agreed to by the Company and the Underwriters, the Preliminary Prospectus and the Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the second business day following the later of the execution and delivery of this Agreement or the Effective Time of the Registration Statement.  All other documents shall be so furnished as soon as available.  The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(g)           The Company will arrange for the registration or qualification of the Offered Securities for offering and sale under the applicable state securities or blue sky laws and real estate syndication laws of such jurisdictions as the Underwriters designate and will continue such registration or qualifications in effect for as long as may be necessary to complete the distribution of the Offered Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(h)           During the period of five years hereafter, upon request of the Underwriters, the Company will furnish to the Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Underwriters (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Underwriters may reasonably request.

(i)            The Company will pay all costs, fees, taxes and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, including all costs, fees, taxes and expenses incident to (i) the printing, filing or other production of documents with respect to the transactions, including any costs of printing the Registration Statement originally filed with respect to the Offered Securities and any amendment thereto, any Rule 462(b) Registration Statement, the Preliminary Prospectus, the Prospectus, any Time of Sale Information and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the mailing and delivery to the Underwriters of copies of the foregoing documents, (iii) the fees, expenses and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, printing, issuance and delivery to the Underwriters of any certificates evidencing the Offered Securities, including transfer agent’s and registrar’s fees, (v) the filing of the Articles Supplementary with the SDAT and the registration or qualification of the Offered Securities under state securities and blue sky laws and the real estate syndication laws of the several states, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees and disbursement of counsel for the Underwriters solely in connection with the review and clearance of the offering of the Offered Securities by the NASD relating to the Offered Securities, (vii) the listing of the Offered Securities on the NYSE, (viii) meetings with prospective investors in the Offered Securities (other than shall have been specifically approved by the Underwriters to be paid for by the Underwriters), (ix) advertising approved by the Company relating to the offering of the Offered Securities (other than shall have been specifically approved by the Underwriters to be paid for by the Underwriters) and (x) any transfer taxes imposed on the sale by the Company of the Offered Securities to the Underwriters.  If the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or the Operating Partnership to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company and the Operating Partnership will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that are the responsibility of the Company pursuant to this Section 5(i) and that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities.  The Company and the Operating Partnership shall not in any event be liable to the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

(j)            The Company will apply the net proceeds from the sale of the Offered Securities as set forth under “Use of Proceeds” in the Prospectus and the Time of Sale Information.

(k)           The Company will not, at any time, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Offered Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(l)            If at any time during the period prior to the Optional Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of the Underwriters, the market price of the Offered Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from the Underwriters advising the Company to the effect set forth above, forthwith prepare, consult with the Underwriters concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

(m)          If the Company elects to rely on Rule 462(b), the Company shall both file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees or give irrevocable instructions for the payment of such fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 A.M. Eastern time on the business day following the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

(n)           The Company will use its best efforts to cause the Offered Securities to be duly authorized for listing by the NYSE prior to the First Closing Date and to maintain the listing of the Offered Securities on the NYSE for a period of two years after the First Closing Date and thereafter unless the Company’s Board of Trustees determines that it is no longer in the best interests of the Company.

(o)           From the date of this Agreement through, and including, the 60th day after the Closing Date, the Company and the Operating Partnership will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any preferred securities of the Company that are substantially similar to the Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, any such substantially similar securities without the prior written consent of the Representative, except sales or offers in private placement transactions or in direct public placements to sellers relating to the acquisition of real property or interests therein, including mortgage or leasehold interests, or in conjunction with any joint venture transaction, made to any seller of such real property or such joint venture interest or the issuance of common shares of beneficial interest upon the conversion of any outstanding preferred securities by the Company, and provided, further, that the Company shall not release, modify or waive the restriction set forth in this clause (B) with respect to the Acquisition Securities without the prior written consent of the Underwriters.  Notwithstanding the foregoing, in the event that either (x) during the last 17 days of the 60-day period referred to above, the Company issues an earnings release or (y) prior to the expiration of such 60-day period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of such 60-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings release.

(p)           During the period when the Prospectus is (or but for the exemption in Rule 172 would be) required to be delivered under the Act or the Exchange Act in connection with sales of the Offered Securities, the Company will file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

(q)           The Company will use its best efforts to continue to qualify as a REIT under Sections 856 through 860 of the Code unless the Company’s Board of Trustees determines that it is no longer in the best interests of the Company to be so qualified.

(r)            Each certificate signed by any officer or authorized representative of the Company or any Subsidiary and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or any Subsidiary to the Underwriter as to the matters covered thereby.

(s)           The Company shall duly file the Articles Supplementary designating the Securities with the SDAT.

(t)            The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

(u)           The Company will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus without your prior consent.

6.             Conditions of the Obligations of the Underwriters.  The obligations of the Underwriters to purchase and pay for the Firm Securities  under this Agreement shall be subject, in the Underwriters’ sole discretion, to the satisfaction of each of the following conditions:

(a)           All the representations and warranties of the Company and the Operating Partnership contained in this Agreement and all written statements of officers of the Company and Operating Partnership made pursuant to this Agreement shall be true and correct, in all material respects, on the First Closing Date with the same force and effect as if made on and as of the First Closing Date.

(b)           The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act; the Issuer Free Writing Prospectus, if any, the Prospectus and any amendment or supplement thereto, as the case may be, shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433 of the Securities Act) within the applicable time period prescribed for such filing by such Rule; if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have been filed by 10:00 A.M., New York City time, on the business day after the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Company, after due inquiry, shall be contemplated by the Commission.  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Company, after due inquiry, shall be contemplated by the state securities authority of any jurisdiction.

(c)           Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as one enterprise which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

(d)           The Underwriters shall have received an opinion (satisfactory to the Underwriters and their counsel), dated the First Closing Date, of Morgan, Lewis & Bockius LLP, counsel for the Company, to the effect that:

(i)            The Operating Partnership is validly existing as a limited partnership, in good standing under the laws of its jurisdiction of formation and the Company and each of the Subsidiaries are duly qualified to transact business as foreign corporations, limited partnerships, real estate investment trusts or limited liability companies, as the case may be, and are in good standing under the laws of the respective jurisdictions identified on Schedule II hereto;

(ii)           The Operating Partnership has the partnership authority or power to own, operate or lease its properties and other assets and conduct the business in which it is engaged or proposes to engage as described in the Registration Statement and the Prospectus, and the Operating Partnership has partnership power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

(iii)          No holders of outstanding shares of beneficial interest of the Company are entitled, to such counsel’s knowledge, to any preemptive or other rights to subscribe for any of the Offered Securities;

(iv)          The statements set forth under the heading “Description of Series J Preferred Shares” in the Prospectus, insofar as such statements purport to summarize certain provisions of the Certificate of Limited Partnership of the Operating Partnership, have been reviewed by such counsel and are correct in all material respects and provide a fair summary of such provisions; and the statements set forth under the heading “Certain Federal Income Tax Matters,” “Federal Income Tax Matters” and “Description of Series J Preferred Shares,” in the Preliminary Prospectus and the Prospectus, insofar as such statements constitute statements of law (except that with regard to the statements set forth under the heading “Certain Federal Income Tax Matters” and “Federal Income Tax Matters,” only to the extent that such statements constitute statements of Federal income tax law), descriptions of statutes, rules or regulations, or summaries of the legal matters or proposed legislation referred to therein, have been reviewed by such counsel and are correct in all material respects and provide a fair summary of such matters;

(v)           The execution and delivery of this Agreement has been duly authorized by all necessary action of the Operating Partnership and this Agreement has been duly executed and delivered by the Operating Partnership;

(vi)          To such counsel’s knowledge, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus and are not described therein, and, to the extent described therein, the descriptions thereof are accurate in all material respects and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and to such counsel’s knowledge no contract, statute, regulation or other document is required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as an exhibit thereto;

(vii)         To such counsel’s knowledge, the issuance, offering and sale of the Offered Securities to the Underwriters by the Company pursuant to this Agreement, the execution, delivery and performance of, and compliance with this Agreement by the Company and the Operating Partnership and the consummation by the Company and the Operating Partnership of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration, order, filing or qualification of or with any court, regulatory body, administrative agency or other governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or real estate syndication laws of the various states in connection with the purchase and distribution of the securities by the Underwriters, or as may be required under the Act or other securities laws or bylaws and rules of the NASD, or the listing requirements of the NYSE or such as have been received prior to the date of the opinion, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or passage of time or both), (x) the partnership agreement of the Operating Partnership, (y) any document (as in effect on the date of such opinion) listed on Schedule III hereto (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), (C) violate or conflict with any applicable law, rule or administrative regulation of the United States, the General Corporation Law or Revised Uniform Limited Partnership Act of the State of Delaware, or  (D) violate any order or administrative or court decree of which such counsel is aware, except in each case (other than for Sections 6(d)(vii)(B)(x) and 6(d)(vii)(B)(y) above) for requirements, conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect;

(viii)        The Registration Statement is effective under the Act; the Issuer Free Writing Prospectus, if any, and the Preliminary Prospectus and the Prospectus have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433 under the Act); and, based solely on the oral advisement of a member of the Commission’s staff, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such counsel, are threatened or contemplated by the Commission;

(ix)           The documents filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Prospectus, the Prospectus and the Time of Sale Information (other than the financial statements, schedules, notes, other financial and accounting data, or statistical data derived from such financial statements, schedules, notes or other financial and accounting data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act;

(x)            The Registration Statement, at the time it became effective and the part of the Registration Statement relating to the Offered Securities, at the deemed effective date, the Prospectus and each amendment and supplement thereto, as of its date and the date hereof, and each Issuer Free Writing Prospectus, on the date of first use (in each case, including the documents incorporated by reference therein but not including the financial statements, schedules, notes, other financial and accounting data, or statistical data derived from such financial statements, schedules, notes, or other financial and accounting data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

(xi)           The Company and the Subsidiaries are not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Preliminary Prospectus, the Prospectus and the Time of Sale Information, will not be required to be, registered as an “investment company” under the Investment Company Act of 1940, as amended; and

(xii)          To such counsel’s knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to include securities of the Company held by such person with the Offered Securities registered pursuant to the Registration Statement.

In addition, Morgan, Lewis & Bockius LLP shall opine that the Company qualified to be taxed as a real estate investment trust (a “REIT”) pursuant to Sections 856 through 860 of the Code for its taxable years commencing on and after January 1, 1992 and ending December 31, 2005, and that the Company’s current and proposed method of operation as described in the Prospectus and as represented by the Company will enable the Company to continue to satisfy the requirements for qualification and taxation as a REIT for subsequent taxable years.  Also, if the NYSE has approved and authorized the listing of the Offered Securities as of the Closing Date, Morgan, Lewis & Bockius LLP shall confirm that the Offered Securities have been duly authorized for listing, subject to official notice of issuance, on the NYSE.

Further, Morgan, Lewis & Bockius LLP shall state that they have participated in conferences with officers and other representatives of the Company and Subsidiaries, representatives of the Underwriters and their counsel, and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement, the Preliminary Prospectus, Prospectus and the Time of Sale Information were discussed.  Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Information, on the basis of the foregoing and the information disclosed to such counsel, but without independent check and verification, and relying as to materiality on representations and statements of officers and other representatives of the Company, such counsel confirms to you that no fact has come to the attention of such counsel that has led them to believe that the Registration Statement, and the information deemed, pursuant to Rule 430B promulgated under the Act, to be part of the Registration Statement, considered as a whole at the effective date of the part of the Registration Statement relating to the Shares for purposes of the Underwriters’ liability under Section 11 of the Act (as provided in Rule 430B(f)(2)), contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Preliminary Prospectus (including the Time of Sale Information), as of its date, and the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we do not express any belief with respect to (a) the financial statements, schedules, notes, other financial and accounting data, or statistical data derived therefrom, and (b) any statement in the Preliminary Prospectus or the Time of Sale Information, to the extent that, pursuant to Rule 412 promulgated under the Act, such statement is deemed modified or superseded in the Prospectus, the Preliminary Prospectus or the Registration Statement, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided).

In giving its opinion, such counsel shall expressly limit such opinion to matters of Federal and Pennsylvania law and the Revised Uniform Limited Partnership Act of the State of Delaware and the General Corporation Law of the State of Delaware and may rely without independent verification (A) as to all matters of fact, upon certificates and statements of officers, trustees, directors, partners and employees of and accountants for the Company and the Subsidiaries and (B) as to the good standing and qualification of the Company and the Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.  Counsel need express no opinion (i) as to the enforceability of forum selection clauses or (ii) with respect to the requirements of, or compliance with, any state securities or blue sky or real estate syndication laws.

For the purposes of the opinions presented in this Section 6(d), the term “Subsidiaries” shall include only those subsidiaries that are listed on Schedule IV hereto.  References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

(e)           The Underwriters shall have received an opinion (satisfactory to the Underwriters and its counsel), dated the First Closing Date, of Saul Ewing LLP, special Maryland law counsel to the Company, to the effect that:

(i)            The Company and each of the Subsidiaries are validly existing as corporations, real estate investment trusts or limited liability companies, as the case may be, in good standing under the laws of the State of Maryland;

(ii)           The Company and each of the Subsidiaries have trust, corporate or limited liability company authority or power, whichever is appropriate, to own, operate or lease their respective properties and other assets and conduct the respective businesses in which they are engaged or propose to engage, in each case, as described in the Registration Statement and the Prospectus, and the Company has trust power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

(iii)          The Company has an authorized capitalization consisting of 90,000,000 shares of beneficial interest as set forth in the Prospectus; the Offered Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement by all necessary action of the Company and, when validly issued and delivered to and paid for by the Underwriters pursuant to this Agreement and in accordance with the resolutions of the Board of Trustees of the Company authorizing their issuance, will be duly authorized, validly issued, fully paid and nonassessable; the terms of the Offered Securities conform in all material respects to all statements and descriptions related thereto under the captions “Description of Shares” and “Description of Series J Preferred Shares” contained in the Prospectus.  The form of share certificate evidencing the Offered Securities complies in all material respects with applicable legal requirements under Maryland law.  The issuance of the Offered Securities is not subject to any preemptive or other similar rights arising under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland or the Company’s declaration of trust or bylaws, as amended to date;

(iv)          The statements set forth under the heading “Description of Series J Preferred Shares” in the Prospectus, insofar as such statements purport to summarize certain provisions of the Offered Securities and the declaration of trust and bylaws of the Company have been reviewed by such counsel and are correct in all material respects and provide a fair summary of such provisions;

(v)           The execution and delivery of this Agreement has been duly authorized by all necessary action of the Company, and this Agreement has been duly executed and delivered by the Company;

(vi)          To such counsel’s knowledge, the issuance, offering and sale of the Offered Securities to the Underwriters by the Company pursuant to this Agreement, the execution, delivery and performance of, and compliance with this Agreement by the Company and the consummation by the Company of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration, order, filing or qualification of or with any court, regulatory body, administrative agency or other governmental authority of the State of Maryland, except such as have been obtained and such as may be required under state securities or blue sky laws or real estate syndication laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or passage of time or both), the declaration of trust and bylaws, as amended, of the Company, the charter and bylaws of each Subsidiary that is a corporation or the operating agreement of each Subsidiary that is a limited liability company, (C) violate or conflict with Title 8 of the Corporation and Associations Article of the Annotated Code of the State of Maryland, or (D) violate any order or administrative or court decree binding on the Company which is of specific application to the Company of which such counsel is aware, except in each case (other than for Section 6(e)(vi)(B) above) for requirements, conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect; and

(vii)         The authorized shares of beneficial interest of the Company conform as to legal matters in all material respects to the description thereof included in the Prospectus.

In giving its opinion, such counsel shall expressly limit such opinion to matters of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland and may rely without independent verification (A) as to all matters of fact, upon certificates and statements of officers, trustees, directors, partners and employees of and accountants for the Company and the Subsidiaries and (B) as to the good standing and qualification of the Company and the Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.  Counsel need express no opinion (i) as to enforceability or (ii) with respect to the requirements of, or compliance with, any state securities or blue sky or real estate syndication laws.

For the purposes of the opinions presented in this Section 6(e), the term “Subsidiaries” shall include only those subsidiaries that are listed on Schedule V hereto, other than the Operating Partnership.  References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

(f)            The Underwriters shall have received on the First Closing Date an opinion or opinions (satisfactory to the Underwriters and their counsel), dated the First Closing Date, of Karen Singer, Esq., General Counsel to the Company, as to the following matters:

(i)            The Company and each of the Subsidiaries are validly existing as corporations, limited partnerships, real estate investment trusts or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of formation and are duly qualified and registered to transact business as foreign corporations, limited partnerships or real estate investment trusts or limited liability companies, as the case may be, and are in good standing under the laws of the respective jurisdictions identified on Schedule III hereto where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(ii)           The Company and each of the Subsidiaries have trust, corporate or partnership authority or power, whichever is appropriate, to own, operate or lease their respective properties and other assets and conduct the respective businesses in which they are engaged or propose to engage, in each case, as described in the Registration Statement, the Prospectus and the Time of Sale Information, and the Company and the Operating Partnership have trust or partnership power, as the case may be, to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by them;

(iii)          The issued and outstanding common and preferred units of the Operating Partnership, the issued and outstanding shares of beneficial interest in the Company, and the issued and outstanding membership interests and other equity interests, as the case may be, of each of the other Subsidiaries have been duly authorized and validly issued, are with respect to corporate Subsidiaries, as applicable, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to the knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and, except as otherwise set forth in the Prospectus and the Time of Sale Information, to the knowledge of such counsel, are owned beneficially by the Company free and clear of any perfected security interests or, any other security interests, liens, encumbrances, equities or claims, except for security interests, liens, encumbrances, equities or claims pursuant to the terms of a bona fide financing transaction;

(iv)          To such counsel’s knowledge, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and the descriptions thereof are accurate in all material respects and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and to such counsel’s knowledge no contract, statute, regulation or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required and the descriptions of any such contracts, statutes, regulations or other documents are accurate in all material respects;

(v)           To such counsel’s knowledge, the issuance, offering and sale of the Offered Securities to the Underwriters by the Company pursuant to this Agreement, the execution, delivery and performance and the compliance with this Agreement by the Company and the Operating Partnership and the consummation by the Company and the Operating Partnership of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration, order, filing or qualification of or with any court, regulatory body, administrative agency or other governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or real estate syndication laws of the various states in connection with the purchase and distribution of the securities by the Underwriters, or as may be required under the Act or other securities laws or bylaws and rules of the NASD, or the listing requirements of the NYSE or such as have been received prior to the date of the opinion, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or passage of time or both), (x) the declaration of trust and bylaws of the Company, the charter and bylaws of each Subsidiary that is a corporation, the partnership agreement of each Subsidiary that is a partnership or the operating agreement of each Subsidiary that is a limited liability company, (y) any document (as in effect on the date of such opinion) listed on Schedule III (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), (C) violate or conflict with any applicable law, rule or administrative regulation of the United States, the General Corporation Law or Revised Uniform Limited Partnership Act of the State of Delaware or Title 8 of the Corporations and Associations Article of the Annotated Code of the State of Maryland, or (D) violate any order or administrative or court decree of which such counsel is aware, except in each case (other than for Sections 6(f)(v)(B)(x) and 6(f)(v)(B)(y) above) for requirements, conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect;

(vi)          To the knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its respective charter, declaration of trust, bylaws, partnership agreement or other organizational document, as the case may be, and, to such counsel’s knowledge, neither the Company nor any of such Subsidiaries is in default in the performance or observance of (and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of the foregoing), any obligation, agreement, covenant or condition contained in any document (as in effect on the date of such opinion) listed on Schedule IV to which the Company or any of such Subsidiaries is a party or by which the Company or any of such Subsidiaries or their respective property is bound (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), except in each case for violations or defaults which in the aggregate are not reasonably expected to have a Material Adverse Effect;

In addition, Karen Singer shall make statements similar to those contained in the second and third paragraphs following Section 6(d)(xii) hereto and shall be entitled to limit her opinions to those jurisdictions, qualify her opinion as, and rely on those persons described in the third paragraph following Section 6(d)(xii) described therein.  For the purposes of the opinions presented in this Section 6(f), the term “Subsidiaries” shall include only those subsidiaries that are listed on Schedule V.

(g)           The Underwriters shall have received on the First Closing Date an opinion, dated the First Closing Date, of Clifford Chance US LLP, counsel for the Underwriters, as to the matters referred to in clauses (i) (as to the Company only), (iii) (clause 2 in the first sentence and the third sentence only), and (v) of Section 6(e), and as to matters referred to in clauses (v) and (x) of Section 6(d), and in addition, Clifford Chance US LLP shall make statements similar to those contained in the second and third paragraphs following Section 6(d)(xii) hereto (with respect to Federal, New York, Delaware and Maryland laws only) and shall be entitled to rely on the opinion of Saul Ewing LLP.

(h)           The Underwriters shall have received, on each of the date hereof and the First Closing Date, a letter dated the date hereof or the First Closing Date, as the case may be, in form and substance satisfactory to the Underwriters (and its counsel), from PricewaterhouseCoopers LLP, independent public accountants, confirming that they are independent public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder and with respect to the financial and other statistical and numerical information contained in the Registration Statement and containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to the Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

At the First Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to its attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the First Closing Date which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the First Closing Date as the case may be.

References to the Registration Statement and the Prospectus in this paragraph (g) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

(i)            The Company and the Subsidiaries shall not have failed on or prior to the First Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the First Closing Date.

(j)            The Underwriters shall have received a certificate, dated the First Closing Date, of Randall M. Griffin and Roger A. Waesche, Jr., solely in their capacities as Chief Executive Officer and Chief Financial Officer of the Company to the effect that:

(i)            All the representations and warranties of the Company in this Agreement shall be true and correct, in all material respects, on the First Closing Date with the same force and effect as if made on and as of the First Closing Date.  The Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the First Closing Date.

(ii)           The Registration Statement, and any Rule 462(b) Registration Statement, have become effective under the Act; the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433) within the applicable time period prescribed for such filing by such Rule and prior to the time the Prospectus was distributed to the Underwriters; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Preliminary Prospectus, the Prospectus of the Time of Sale Information or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened or, to the best of the Company’s knowledge, after due inquiry, are contemplated by the Commission; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Information or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened or, to the best of the Company’s knowledge, after due inquiry, are contemplated by the state securities authority of any jurisdiction; and

(iii)          Subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Information, other than as set forth in or contemplated by the Registration Statement, the Prospectus and the Time of Sale Information (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and prior to the First Closing Date, except for changes of a general nature applicable to all real estate investment trusts investing in commercial office properties, (i) there has not occurred any material adverse change or, to the best knowledge of such persons, any development involving a prospective material adverse change in the condition, financial or otherwise, or the results of operations, business, prospects, management or operations of the Company and the Subsidiaries, taken as a whole, (ii) there has been no casualty loss or condemnation or other adverse event with respect to any of the properties which would be material to the Company and the Subsidiaries, taken as a whole, (iii) there has not been any material adverse change or any development involving a prospective material adverse change in the capitalization, long-term or short-term debt or in the shares of beneficial interest or equity of the Company or any of the Subsidiaries, (iv) except as described in the Preliminary Prospectus, the Prospectus or the Time of Sale Information, neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, which would be material, nor have they entered into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in the Preliminary Prospectus, the Prospectus and the Time of Sale Information, which would be material, to the Company and its Subsidiaries taken as a whole, and (v) except for regular quarterly distributions on the Offered Securities and other securities issued by the Company, the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its shares of beneficial interest except in the ordinary course of business consistent with such practice.

(k)           On or before the First Closing Date, the Underwriters and counsel for the Underwriters shall have received such further certificates, letters, documents, opinions or other information as they may have reasonably requested from the Company for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

(l)            The Offered Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

(m)          The Company shall have duly filed the Articles Supplementary designating the Securities with the SDAT.

The obligation of the Underwriters to purchase and pay for any Optional Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities (except that all references to the Firm Securities and the First Closing Date shall be deemed to refer to such Optional Securities and the related Optional Closing Date, respectively), including, without limitation:

(a)           A certificate, dated such Optional Closing Date, of the President or a Vice President and the chief financial or chief accounting officers of the Company confirming that the certificates delivered at the First Closing Date pursuant to Section 6 hereof remain true and correct in all material respects as of such Optional Closing Date.

(b)           An opinion of Morgan, Lewis & Bockius LLP in form and substance satisfactory to the Underwriters and their counsel, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(c)           An opinion of Saul Ewing LLP in form and substance satisfactory to the Underwriters and their counsel, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(e) hereof.

(d)           An opinion of Karen M. Singer, Esq. in form and substance reasonably satisfactory to the Underwriters and their counsel, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(f) hereof.

(e)           An opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(g) hereof.

(f)            A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Underwriters and its counsel and dated such Optional Closing Date, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 6(h) hereof, dated not more than five (5) days prior to such Optional Closing Date.

7.             Indemnification and Contribution.  (a)  The Company and the Operating Partnership will jointly and severally indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented) or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto (including the information deemed to be a part of the Registration Statement pursuant to Rule 434 under the Act, if applicable), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Offered Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in subsection (b) below by the Underwriters expressly for use in the Preliminary Prospectus, the Prospectus or the Time of Sale Information as amended or supplemented relating to such Offered Securities.

(b)           Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus, the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented) or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto (including the information deemed to be a part of the Registration Statement pursuant to Rule 434 under the Act, if applicable), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented) or any other prospectus relating to the Offered Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as to which the Company shall be entitled to indemnification under this subsection (b) as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriters consists of the following information in the Preliminary Prospectus, the Prospectus or the Time of Sale Information furnished by the Underwriters: the information in the tenth paragraph under the caption “Underwriting.”

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent such omission so to notify the indemnifying party materially prejudices the indemnifying party.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (unless separate counsel is required due to conflict of interest) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromises or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions from such offering received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The obligations of the Company and the Operating Partnership under this Section 7 shall be in addition to any liability which the Company and the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer of the Company who signed the Registration Statement, trustee of the Company and to each person, if any, who controls the Company within the meaning of the Act.

8.             Defaulting Underwriters.  If any one or more of the Underwriters shall fail or refuse to purchase Firm Securities that it or they have agreed to purchase hereunder, and the aggregate number of Firm Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Securities, each non-defaulting Underwriter shall be obligated, severally, in the proportion in which the number of Firm Securities set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Securities set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in the Agreement Among Underwriters, to purchase the Firm Securities that such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company.  In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement, the Prospectus and any Free Writing Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

9.             Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities.  If for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.  If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

10.           Notices.  All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to Wachovia Capital Markets, LLC, 301 South College Street, Charlotte, North Carolina  28288, Attention:  Corporate Finance, with a copy to Clifford Chance US LLP, 31 West 52nd Street, New York, NY, 10019, Attention:  Larry P. Medvinsky, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Corporate Office Properties Trust, 8815 Centre Park Drive, Suite 400, Columbia, MD 21045, Attention:  Karen Singer, with a copy to Morgan, Lewis & Bockius, LLP, 1701 Market Street, Philadelphia, PA 19103-2921, Attention:  Richard A. Silfen; provided, however, that any notice to the Underwriters pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to the Underwriters.

11.           Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12.           Absence of Fiduciary Relationship.  The Company acknowledges and agrees that:

(a)           the Underwriters have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or is advising the Company on other matters;

(b)           the price of the Offered Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriters, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)           it has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)           it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

13.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14.           Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representative’s understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

Very truly yours,

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name: Randall M. Griffin
Title: President and Chief Executive Officer

CORPORATE OFFICE PROPERTIES, L.P.

By:	Corporate Office Properties Trust,
its sole general partner

By:	/s/ Randall M. Griffin
Name: Randall M. Griffin
Title: President and Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

WACHOVIA CAPITAL MARKETS, LLC
acting on behalf of itself and as Representative
of the several Underwriters

By:	/s/ Teresa Hee
Name: Teresa Hee
Title: Managing Director

SCHEDULE I

Underwriters	Number of Shares to be Purchased
Wachovia Capital Markets, LLC	1,170,000
AG Edwards & Sons, Inc.	510,000
RBC Dain Rauscher Inc.	510,000
Stifel, Nicolaus & Company, Incorporated	510,000
Robert W. Baird & Co. Incorporated	300,000
Ferris, Baker Watts, Incorporated	120,000
BMO Capital Markets Corp.	120,000

SCHEDULE II

1. Final Term Sheet

SCHEDULE III

SUBSIDIARIES

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Limited & General Partnerships
201 International Associates Limited Partnership	Maryland
Blue Bell Investment Company, L.P.	Delaware	PA
Centerpoint Limited Partnership	Maryland
Colgatedrive Associates, L.P.	Pennsylvania	MD
COPT Gateway, LP	Delaware	PA
COPT Pennlyn, L.P.	Pennsylvania
COPT San Antonio, L.P.	Texas
Corporate Gateway, L.P.	Delaware	PA
Corporate Office Properties, L.P.	Delaware	MD, NJ, PA, VA
Harrisburg Corporate Gateway Partners, L.P.	Delaware	PA
Hunt Valley 75 Limited Partnership	Maryland
Route 46 Partners	New Jersey
Rutherford 2 Limited Partnership	Maryland
South Brunswick Investors, L.P.	Delaware	NJ

Limited Liability Companies
110 Thomas Johnson, LLC	Maryland
11011 McCormick Road, LLC	Maryland
11101 McCormick Road, LLC	Maryland
11800 Tech Road LLC	Delaware	MD
134, LLC	Maryland
1460 Dorsey Road, LLC	Maryland
226 Schilling Circle, LLC	Maryland
230 Schilling Circle, LLC	Maryland
2691 Technology, LLC	Maryland
2900 Lord Baltimore Drive, LLC	Maryland
2900 Towerview Road, LLC	Virginia
304 Sentinel, LLC	Maryland
67 Financing LLC	Maryland
6700 Alexander Bell, LLC	Maryland
6711 Gateway Funding, LLC	Maryland
6711 Gateway, LLC	Maryland
6721 Gateway, LLC	Maryland
6731 Gateway, LLC	Maryland
6741 Gateway, LLC	Maryland
68 Culver, LLC	New Jersey
6940 CGD, LLC	Maryland
7000 CG, LLC	Maryland
7000 Honeys, LLC	Maryland
7015 Albert Einstein Drive, L.L.C.	Maryland
7130 Columbia Gateway, LLC	Maryland
7200 Riverwood LLC	Maryland
7210 Ambassador Road, LLC	Maryland

7240 Parkway Drive Enterprises, LLC	Maryland
7253 Ambassador Road, LLC	Maryland
7318 Parkway Drive Enterprises, LLC	Maryland

7320 Parkway Drive Enterprises, LLC	Maryland
7320 PD, LLC	Maryland
7321 Parkway Drive Enterprises, LLC	Maryland
7468 Candlewood Road, LLC	Maryland
8621 RFD, LLC	Maryland
8661 RFD, LLC	Maryland
9690 Deereco Road LLC	Maryland
9965 Federal Drive, LLC	Colorado
Airport Square Holdings I LLC	Delaware	MD
Airport Square Holdings VI and VII LLC	Delaware	MD
Airport Square II, LLC	Maryland
Airport Square IV, LLC	Maryland
Airport Square Partners, LLC	Maryland
Airport Square Storms, LLC	Maryland
Airport Square V, LLC	Maryland
Airport Square X, LLC	Maryland
Airport Square XI, LLC	Maryland
Airport Square XIII, LLC	Maryland
Airport Square XIV, LLC	Maryland
Airport Square XIX, LLC	Maryland
Airport Square XV, LLC	Maryland
Airport Square XX Parking, LLC	Maryland
Airport Square XX, LLC	Maryland
Airport Square XXI, LLC	Maryland
Airport Square XXII, LLC	Maryland
Airport Square, LLC	Maryland
Ambassador Center, LLC	Maryland
ASI, LLC	Maryland
Atrium Building LLC	Maryland
Bolivar Associates, LLC	Pennsylvania
Brown’s Wharf, LLC	Maryland
Clarks Hundred, LLC	Maryland
Columbia Gateway S-28, L.L.C.	Maryland
Commons Office 6-B, LLC	Maryland
Commons Office Research LLC	Maryland
Concourse 1304, LLC	Maryland
COPT Aerotech, LLC	Colorado
COPT Arundel Preserve, LLC	Maryland
COPT Baltimore County I, LLC	Maryland
COPT Baltimore County II, LLC	Maryland
COPT Chantilly II, LLC	Virginia
COPT Chantilly LLC	Virginia
COPT Colgate General, LLC	Delaware
COPT Concourse LLC	Delaware
COPT Dahlgren I, LLC	Virginia
COPT Dahlgren II, LLC	Virginia
COPT Dahlgren IV, LLC	Virginia

COPT Dahlgren Land, LLC	Virginia
COPT Dahlgren, LLC	Virginia
COPT Development & Construction Services, LLC	Maryland
COPT Gate 63 LLC	Maryland
COPT Gate 6700-6708-6724, LLC	Maryland
COPT General, LLC	Maryland
COPT Greens I, LLC	Virginia
COPT Greens II, LLC	Virginia
COPT Greens III, LLC	Virginia
COPT Hunt Valley GP, LLC	Maryland
COPT Interquest III, LLC	Colorado
COPT Interquest IV, LLC	Colorado
COPT Interquest, LLC	Colorado
COPT Montpelier, LLC	Maryland
COPT Newport, LLC	Colorado
COPT Newport C, LLC	Colorado
COPT Newport D, LLC	Colorado
COPT Northcreek, LLC	Colorado
COPT Opportunity Invest I, LLC	Maryland
COPT Park Meadow, LLC	Virginia
COPT Parkstone, LLC	Virginia
COPT Patriot Park at Galley, LLC	Colorado
COPT Patriot Park I, LLC	Colorado
COPT Patriot Park II, LLC	Colorado
COPT Princeton South, LLC	New Jersey
COPT Property Management Services, LLC	Maryland
COPT Renovation, LLC	Maryland
COPT Richmond I, LLC	Virginia
COPT Ridgeview I, LLC	Virginia
COPT Ridgeview II & III, LLC	Virginia
COPT Riverwood, LLC	Maryland
COPT San Antonio General, LLC	Texas
COPT Stonecroft, LLC	Virginia
COPT Sunrise, LLC	Virginia
COPT T-11, LLC	Maryland
COPT Waterview I, LLC	Virginia
COPT Waterview III, LLC	Virginia
Cornucopia Holdings II, LLC	Maryland
Cornucopia Holdings, LLC	Maryland
Corporate Cooling & Controls, LLC	Maryland
Corporate Development Services, LLC	Maryland	VA
Corporate Gatespring II, LLC	Maryland
Corporate Gatespring, LLC	Maryland
Corporate Office Services, LLC	Maryland
Corporate Paragon, LLC	Maryland
Corporate Property, LLC	Maryland
Corporate Realty Management, LLC	Maryland	DE, DC, NJ, PA, TX, VA
Crown Point, L.L.C.	Delaware	MD
Cuaba Associates, L.L.C.	New Jersey
Delaware Airport III LLC	Delaware	MD
Delaware Airport IX LLC	Delaware	MD

Delaware Airport VIII LLC	Delaware	MD
Enterprise Campus Developer, LLC	Maryland
Fifth Exploration L.L.C.	Maryland
Fourth Exploration L.L.C.	Maryland
Ft. Ritchie Holding, LLC	Maryland
Ft. Ritchie I, LLC	Maryland
Ft. Ritchie II, LLC	Maryland
Ft. Ritchie III, LLC	Maryland
Ft. Ritchie IV, LLC	Maryland
Gateway 44, LLC	Maryland
Gateway 67 LLC	Maryland
Gateway 70 Holdings, LLC	Maryland
Gateway 70 LLC	Maryland
Gateway Crossing 95, LLC	Maryland
Governors Court 21, LLC	Maryland
Governors Court, LLC	Maryland
Great Mills I, L.L.C.	Delaware
Great Mills II, L.L.C.	Delaware
Great Mills III, L.L.C.	Delaware
Great Mills IV, L.L.C.	Delaware	MD
Great Mills V, L.L.C.	Delaware	MD
Honeyland 108, LLC	Maryland
Jolly COPT I, LLC	Maryland
Jolly COPT II, LLC	Maryland
Lakeview at Greens, LLC	Maryland
M Square NOAA, LLC	Maryland
MOR Forbes 2 LLC	Maryland
MOR Forbes LLC	Maryland
MOR Montpelier 3 LLC	Maryland
NBP 131-133-141, LLC	Maryland
NBP 132, LLC	Maryland
NBP 134, LLC	Maryland
NBP 135, LLC	Maryland
NBP 140, LLC	Maryland
NBP 191, LLC	Maryland
NBP 201 Holdings, LLC	Maryland
NBP 201, LLC	Maryland
NBP 211 Holdings, LLC	Maryland
NBP 211, LLC	Maryland
NBP 220 Holdings, LLC	Maryland
NBP 220, LLC	Maryland
NBP 221, LLC	Maryland
NBP 302, LLC	Maryland
NBP 304, LLC	Maryland
NBP 306, LLC	Maryland
NBP 318, LLC	Maryland
NBP 320, LLC	Maryland
NBP 322, LLC	Maryland
NBP Huff & Puff, LLC	Maryland
NBP Lot 3-A, LLC	Maryland
NBP One, LLC	Maryland
NBP Retail, LLC	Maryland
Opportunity Invest Ventures, LLC	Delaware

Patriot Park, L.L.C.	Colorado
Pecan Court L.L.C.	Maryland
Princeton Executive, LLC	New Jersey
Red Cedar Building, LLC	Maryland
RIVA Trustee, LLC	Maryland
Rockville Corporate Center, LLC	Maryland
Route 46 Partners, L.L.C.	New Jersey
Sterling York, LLC	Delaware	MD
Tech Park I, LLC	Maryland
Tech Park II, LLC	Maryland
Tech Park IV, LLC	Maryland
Third Exploration L.L.C.	Maryland
TRC Pinnacle Towers, L.L.C.	Virginia

Corporations
COPT Acquisitions, Inc.	Delaware	MD, NJ, PA
Corporate Office Management, Inc.	Maryland	DE, NJ, PA, VA
Corporate Office Properties Holdings, Inc.	Delaware	NJ, PA

Trusts
2500 Riva Trust	Maryland
Corporate Office Properties Trust	Maryland	PA

SCHEDULE IV

MATERIAL DOCUMENTS

Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 7, 1999 (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

First Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 21, 1999 (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

Second Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 21, 1999 (filed with the Company’s Post Effective Amendment No. 2 to Form S-3, dated November 1, 2000 (Registration Statement No. 333-71807)).

Third Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated September 29, 2000 (filed with the Company’s Post Effective Amendment No. 2 to Form S-3, dated November 1, 2000 (Registration Statement No. 333-71807)).

Fourth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated November 27, 2000 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated January 25, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated April 3, 2001 (filed with the Company’s Current Report on Form 8-K, dated March 30, 2001).

Seventh Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated August 30, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated September 14, 2001 (filed with the Company’s Current Report on Form 8-K dated September 6, 2001).

Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated October 6, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Tenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 29, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Eleventh Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 15, 2002 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Twelfth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of June 2, 2003.

Thirteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of August 11, 2003 (filed with the Company’s Quarterly Report on Form 10-Q on November 12, 2003).

Fourteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of December 18, 2003 (filed with the Company’s Annual Report on Form 10-K on March 11, 2004).

Fifteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of January 31, 2004 (filed with the Company’s Annual Report on Form 10-K on March 11, 2004).

Sixteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 15, 2004 (filed with the Company’s Form 10-Q on May 7, 2004).

Seventeenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated September 23, 2004 (filed with the Company’s Current Report on Form 8-K dated September 23, 2004).

Eighteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 18, 2005. (filed with the Company’s Current Report on Form 8-K dated April 22, 2005).

Nineteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated July 8, 2005 (filed with the Company’s Current Report on Form 8-K dated July 14, 2005).

Amended and Restated Registration Rights Agreement, dated March 16, 1998, for the benefit of certain shareholders of the Company (filed with the Company’s Quarterly Report on Form 10-Q on August 12, 1998).

Registration Rights Agreement, dated September 28, 1998, for the benefit of certain shareholders of the Company.

Registration Rights Agreement, dated January 25, 2001, for the benefit of Barony Limited Trust (filed with the Company’s Annual Report on Form 10-K on March 22, 2001).

Promissory Note dated October 22, 1998, in the amount of $85,000,000 made by the Operating Partnership in favor of Teachers Insurance and Annuity Association of America (filed with the Company’s Quarterly Report on Form 10-Q on November 13, 1998).

Indemnity Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated October 22, 1998, by affiliates of the Operating Partnership for the benefit of Teachers Insurance and Annuity Association of America (filed with the Company’s Quarterly Report on Form 10-Q on November 13, 1998).

Promissory Note, dated September 30, 1999, between Teachers Insurance and Annuity Association of America and the Operating Partnership (filed with the Company’s Quarterly Report on Form 10-Q on November 8, 1999).

Indemnity Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated September 30, 1999, by affiliates of the Operating Partnership for the benefit of Teachers Insurance and Annuity Association of America (filed with the Company’s Quarterly Report on Form 10-Q on November 8, 1999).

Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated March 12, 1997 with respect to lot A (filed with the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-45649)).

Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation, dated March 12, 1997, with respect to lot B (filed with the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-45649)).

Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation, dated March 12, 1997, with respect to lot C (filed with the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-45649)).

Option Agreement, dated March 1998, between the Operating Partnership and Blue Bell Land, L.P. (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

Indemnity Deed of Trust Note, dated January 24, 2003, by Corporate Office Properties, LP for the benefit of Jolly Knolls, LLC (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Amended and Restated Deed of Lease by and between COPT Waterview I, LLC and VeriSign, Inc. dated June 2, 2003.

Amended and Restated Credit Agreement, dated as of June 24, 2005 among the Company, the Operating Partnership, Wachovia Capital Markets, LLC, Keybank National Association, Wachovia Bank, National Association, KeyBanc Capital Markets, Manufacturers and Traders Trust Company, Wells Fargo Bank, National Association and Bank of America, N.A. (filed with the Company’s Current Report on Form 8-K, dated June 30, 2005).

Promissory Note, dated August 27, 2004, for the amount of $115,000,000 among COPT Waterview I, LLC, COPT Greens II, LLC and COPT Greens III, LLC (“Borrowers”) and Teachers Insurance & Annuity Association of America (“Lender”).

Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement from COPT Waterview I, LLC, COPT Greens II, LLC and COPT Greens III, LLC (“Grantors”) to Stanley J. Wrobel and Pamela V. Rothenberg (“Trustees”) for the benefit of Teachers Insurance and Annuity Association of America (“Lender”), dated August 27, 2004.

Guaranty of Borrower’s Recourse Liabilities, dated August 27, 2004 by the Operating Partnership for the benefit of Teachers Insurance and Annuity Association of America.

Twentieth  Amendment  to  Second  Amended  and Restated Limited Partnership Agreement  of  Operating  Partnership,  dated June 29, 2006 (filed with the Company’s Current Report on Form 8-K, dated July 6, 2006).

SCHEDULE V

SUBSIDIARIES - MLB OPINION

Corporate Development Services, LLC

Corporate Office Management, Inc.

Corporate Office Properties, L.P.

SCHEDULE VI

SUBSIDIARIES—GENERAL COUNSEL OPINION

Airport Square II, LLC

Airport Square XX, LLC

Blue Bell Investment Company, L.P.

Corporate Cooling & Controls, LLC

Corporate Gatespring, LLC

NBP One, LLC

NBP 131-133-141, LLC

NBP 135, LLC

7200 Riverwood, LLC

South Brunswick Investors, L.P.